UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2011

Thomas & Betts Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	1-4682	22-1326940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8155 T&B Boulevard, Memphis, Tennessee		38125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-252-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 14, 2011, while presenting at the Gabelli & Company Best Ideas Conference, Thomas & Betts management presented a preliminary 2012 Outlook for the Company, including an initial estimate of sales and earnings growth. Dominic J. Pileggi, Chairman and Chief Executive Officer, said the Company expects organic sales growth in the mid-single digit range; margin expansion in all segments; and full-year earnings growth in the mid-teens range.

The presentation was simultaneously webcast on the investor relations section of the Thomas & Betts Corporation web site. A copy of the Company's presentation slides and the transcript prepared by Thomson Financial from the Company's presentation can be found on the investor relations section of the Company's website: http://investor.tnb.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation

December 14, 2011	By:	W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Assistant General Counsel and Assistant Secretary